     CLASS A COMMON STOCK                                CLASS A COMMON STOCK
           NUMBER                                              SHARES



                     [PacifiCare Health Systems, Inc. Logo]
                         Incorporated under the Laws of
                             the State of Delaware


    THIS CERTIFICATE IS                                     SEE REVERSE FOR
    TRANSFERABLE IN THE                                   CERTAIN DEFINITIONS
   CITIES OF LOS ANGELES,
     RIDGEFIELD PARK OR
     NEW YORK, NEW YORK

  This Certifies that                                         CUSIP 629406 10 9


  is the record holder of

          FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS A COMMON STOCK,
                               $.01 PAR VALUE OF

                         PacifiCare Health Systems, Inc.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated

/s/  Joseph S. Konowiecki          /s/  Alan Hoops
     SECRETARY                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

                         PACIFICARE HEALTH SYSTEMS, INC.
                                    CORPORATE
                                      SEAL
                                 AUGUST 2, 1996
                                    DELAWARE

COUNTERSIGNED AND REGISTERED:
                                         CHASEMELLON SHAREHOLDER SERVICES L.L.C.
                                                    TRANSFER AGENT AND REGISTRAR

BY                                                          AUTHORIZED SIGNATURE

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     The Corporation shall furnish without charge to each shareholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as through they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common        UNIF GIFT MIN ACT--....Custodian......
TEN ENT -- as tenants by the entireties                    (Cust)       (Minor)
JT TEN  -- as joint tenants with right            under Uniform Gifts to Minors
        of survivorship and not as                Act..........................
        tenants in common                                     (State)
                                       UNIF TRF MIN ACT--.Custodian(until age..)

                                                  .......under Uniform Transfers
                                                  (Minor)

                                                  to Minors Act................
                                                                  (State)

     Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                       hereby sell, assign and transfer unto
                    ---------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE


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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                          Shares
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of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                       Attorney
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to transfer the said Stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
      -----------------

               X
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               X
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     NOTICE:   THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
               NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed

By:
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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.